Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    September 30, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

☒		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	10/31/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    September 1, 2017 to September 30, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$4,561,207.04	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	854,194.16		19,159,122.90
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$854,194.16		$19,159,122.90

3.	Cash Disbursements
	Operations	1,080,541.20		22,631,418.97
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	21,887.66		1,962,101.18
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		36,063.18

	Total Cash Disbursements	$1,102,428.86		$24,883,904.93

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(248,234.70)		(5,724,782.03)

5.	Ending Cash Balance (to Form 2-C)	$4,312,972.34	(2)	$4,312,972.34	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	3,948,638.05

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	174,048.04

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$4,312,972.34	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    September 1, 2017 to September 30, 2017

CASH RECEIPTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
9/1/2017	BreitBurn Operating LP	Revenue - non-operated properties	$5,598.03
9/7/2017	XTO Energy	Revenue - non-operated properties	821.60
9/13/2017	URBAN OIL & GAS GROUP, LLC	Revenue - non-operated properties	556.99
9/13/2017	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	58.44
9/13/2017	Continental Resources, Inc.	Revenue - non-operated properties	854.90
9/13/2017	Oasis Petroleum North America	Revenue - non-operated properties	3,245.11
9/13/2017	John Lockridge	Joint interest billing reimbursement	761.73
9/13/2017	Carbon Creek Energy, LLC	Revenue - non-operated properties	794.23
9/13/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	561.26
9/13/2017	Chinn Family LTD Partnership	Joint interest billing reimbursement	42.72
9/13/2017	HHE - AS - 2005	Joint interest billing reimbursement	4.00
9/13/2017	Black Bear Oil Corp.	Revenue - non-operated properties	3.24
9/13/2017	SM Energy	Revenue - non-operated properties	2.48
9/25/2017	ConocoPhillips Company	Revenue - non-operated properties	26,823.76
9/26/2017	Warren Resources, Inc.	Joint interest billing reimbursement	57,649.28
9/28/2017	PRE Resources Rockies, L.P.	Revenue - non-operated properties	11,129.35
9/28/2017	Jackal Oil Company	Joint interest billing reimbursement	2.55
9/28/2017	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	94.04
9/28/2017	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	6.83
9/28/2017	Thunder Oil and Gas	Joint interest billing reimbursement	1.91
9/28/2017	PetroHill Resources, LLC	Joint interest billing reimbursement	8.29
9/28/2017	Chevron U.S.A. Inc.	Revenue - non-operated properties	210.92
9/28/2017	EOG Resources, Inc.	Revenue - non-operated properties	66.71
9/28/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	2.03
9/28/2017	Mike Bonds	Joint interest billing reimbursement	1.74
9/28/2017	Moncrief Royalty Account	Revenue - non-operated properties	110.27
9/28/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	7.42
9/28/2017	Shell Trading	Revenue - operated properties	19,323.78
9/28/2017	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	556.54
9/28/2017	XTO Energy	Revenue - non-operated properties	1,001.90
9/29/2017	Summit Energy LLC	Revenue - operated properties	723,871.37

		Total Cash Receipts	$854,173.42	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    September 1, 2017 to September 30, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

9/30/2017	ANB Bank	September 2017 interest	20.74

		Total Cash Receipts - Operations	$20.74	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    September 1, 2017 to September 30, 2017

CASH DISBURSEMENTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
9/5/2017	ACH	Towne Park	General and administrative expenses	$240.00
9/5/2017	ACH	Towne Park	General and administrative expenses	482.99
9/6/2017	ACH	XTO Energy	Joint interest billing payment	821.60
9/7/2017	47303	All American Records	General and administrative expenses	183.73
9/7/2017	47304	CSI Compressco Sub Inc.	Field operating expenses	12,134.90
9/7/2017	47305	Cassidy Mikesell, D.B.A	Field operating expenses	3,150.00
9/7/2017	47306	Complete Energy Services, Inc.	Field operating expenses	2,103.75
9/7/2017	47307	Culligan, Inc.	General and administrative expenses	32.33
9/7/2017	47308	GTT Communications, Inc	General and administrative expenses	741.89
9/7/2017	47309	Homax Oil Sales Inc.	Field operating expenses	2,175.48
9/7/2017	47310	KLX Energy Services LLC	Field operating expenses	1,820.55
9/7/2017	47311	NOV Process & Flow	Field operating expenses	2,988.95
9/7/2017	47312	Onsager | Fletcher |	Legal - Debtor	6,167.16
9/7/2017	47313	Rocky Mountain Power	Field operating expenses	109,115.38
9/7/2017	47314	Union Telephone Company	Field operating expenses	1,056.24
9/7/2017	47315	Warren Energy Services	Joint interest billing payment	68,796.89
9/7/2017	47316	Warren Resources, Inc.	Joint interest billing payment	153,447.73
9/7/2017	47317	ZOCO Unlimited, Inc.	Field operating expenses	750.00
9/7/2017	47318	Zedi	Field operating expenses	2,818.00
9/7/2017	ACH	PayFlex Systems USA, Inc.	General and administrative expenses	60.00
9/8/2017	47319	Nalco Company	Field operating expenses	11,601.75
9/8/2017	ACH	Onlinecomponents.com	General and administrative expenses	292.05
9/12/2017	ACH	PayFlex Systems USA, Inc.	General and administrative expenses	58.27
9/12/2017	ACH	UPS	General and administrative expenses	37.26
9/12/2017	ACH	PayFlex Systems USA, Inc.	General and administrative expenses	0.30
9/12/2017	ACH	CED Inc.	Field operating expenses	3,116.40
9/13/2017	47320	Nalco Company	Field operating expenses	4,340.04
9/13/2017	ACH	Huangjuanla	Field operating expenses	42.20
9/14/2017	47321	361 Services Inc	General and administrative expenses	13,431.00
9/14/2017	47322	Alsco	Field operating expenses	285.91
9/14/2017	47323	Cantorco, Inc.	General and administrative expenses	1,014.00
9/14/2017	47324	Complete Energy Services, Inc.	Field operating expenses	265.00
9/14/2017	47325	Computershare Trust Co, Inc.	General and administrative expenses	579.07
9/14/2017	47326	DNOW03	Field operating expenses	7,604.49
9/14/2017	47327	Dubois Telephone Exchange	Field operating expenses	239.56
9/14/2017	47328	EON Office	General and administrative expenses	246.97
9/14/2017	47329	High Country Search Group	General and administrative expenses	3,024.00
9/14/2017	47330	IBS of Northwestern Colorado	Field operating expenses	235.16
9/14/2017	47331	KLX Energy Services LLC	Field operating expenses	927.50
9/14/2017	47332	Konica Minolta	General and administrative expenses	616.31
9/14/2017	47333	Neofirma, Inc.	General and administrative expenses	1,900.00
9/14/2017	47334	Netherland Sewell & Assoc.,Inc	General and administrative expenses	35,000.00

9/14/2017	47335	Office of State Lands & Invest	Payment of royalties/overrides	5,509.84
9/14/2017	47336	RPA Advisors, LLC	Professional fees - Creditor	10,927.50
9/14/2017	47337	Rebecca Deck	General and administrative expenses	112.96
9/14/2017	47338	Ron's Contract Pumping Serv.	Field operating expenses	603.00
9/14/2017	47339	SP Plus Corporation	General and administrative expenses	855.00
9/14/2017	47340	SP Plus Corporation	General and administrative expenses	855.00
9/14/2017	47341	Shelco	Field operating expenses	1,505.09
9/14/2017	47342	Verizon Wireless	Field operating expenses	75.50
9/14/2017	47343	Winchester Well Service, Inc.	Field operating expenses	13,003.24
9/14/2017	47344	Wyoming Oil & Gas Cons. Comm,	Payment of taxes	378.77
9/14/2017	47345	ZOCO Unlimited, Inc.	Field operating expenses	750.00
9/14/2017	47346	Zedi	Field operating expenses	5,372.60
9/14/2017	47347	H2E Incorporated	Field operating expenses	9,447.80
9/14/2017	ACH	Newark	Field operating expenses	33.67
9/14/2017	ACH	CED Inc.	Field operating expenses	579.15
9/15/2017	ACH	Wyoming Depart of Revenue	Payment of taxes	5,738.18
9/19/2017	ACH	UPS	General and administrative expenses	42.56
9/20/2017	47348	Alsco	Field operating expenses	1,181.97
9/20/2017	47349	Anadarko E&P Onshore LLC	Joint interest billing payment	8,160.28
9/20/2017	47350	Bluegrass Southern Cross, LLC	Field operating expenses	472.00
9/20/2017	47351	Bob Hunter	Employee expense reimbursement	232.83
9/20/2017	47352	BreitBurn Operating LP	Joint interest billing payment	4,182.43
9/20/2017	47353	Brent Hathaway	Board of Directors' fees	7,500.00
9/20/2017	47354	Burlington Resources	Joint interest billing payment	29,198.74
9/20/2017	47355	Cantorco, Inc.	General and administrative expenses	2,028.00
9/20/2017	47356	Complete Energy Services, Inc.	Field operating expenses	318.00
9/20/2017	47358	DNOW03	Field operating expenses	7,396.55
9/20/2017	47359	Davis Family Inc.	Field operating expenses	518.83
9/20/2017	47360	Fremont County Treasurer	Payment of taxes	2,542.88
9/20/2017	47361	GMT Exploration Comp. LLC	Joint interest billing payment	6,713.13
9/20/2017	47362	Homax Oil Sales Inc.	Field operating expenses	1,562.67
9/20/2017	47363	IBS of Northwestern Colorado	Field operating expenses	694.94
9/20/2017	47364	KLX Energy Services LLC	Field operating expenses	1,804.65
9/20/2017	47365	Kel-Tech, Inc.	Field operating expenses	5,561.89
9/20/2017	47366	Moncrief Royalty Account	Joint interest billing payment	947.46
9/20/2017	47367	Montex Drilling Company	Joint interest billing payment	862.35
9/20/2017	47368	PRE Resources Rockies, L.P.	Joint interest billing payment	360.08
9/20/2017	47369	PayFlex Systems USA, Inc.	General and administrative expenses	400.00
9/20/2017	47370	Powder River Energy Group	Field operating expenses	366.50
9/20/2017	47371	RapidScale, Inc.	Field operating expenses	250.00
9/20/2017	47372	Roy G. Cohee	Board of Directors' fees	7,500.00
9/20/2017	47373	Shelco	Field operating expenses	1,776.68
9/20/2017	47374	Taylor Simonton	Board of Directors' fees	7,500.00
9/20/2017	47375	Transzap, Inc.	Field operating expenses	160.91
9/20/2017	47376	True Value of Rawlins	Field operating expenses	25.73
9/20/2017	47377	URBAN OIL & GAS GROUP, LLC	Joint interest billing payment	1,525.07
9/20/2017	47378	United Supply of the Rockies	Field operating expenses	826.80
9/20/2017	47380	Zedi	Field operating expenses	936.20
9/20/2017	ACH	Datarooms.com	General and administrative expenses	3,343.30
9/20/2017	ACH	Microsoft	General and administrative expenses	134.32
9/20/2017	ACH	Build-Rite Do it Center	Field operating expenses	711.31

9/22/2017	47381	Anne Wilcoxson	Payment of royalties/overrides	196.34
9/22/2017	47382	Belinda R. Ervin	Payment of royalties/overrides	98.18
9/22/2017	47383	Charlene A. Carpenter	Payment of royalties/overrides	167.54
9/22/2017	47384	Corinthian Believer Fellowship	Payment of royalties/overrides	785.37
9/22/2017	47385	Janice Bacon Walker	Payment of royalties/overrides	196.34
9/22/2017	47386	Kfrt	Payment of royalties/overrides	69.81
9/22/2017	47387	Lubnau, LLC	Payment of royalties/overrides	164.93
9/22/2017	47388	M. G. Cook	Payment of royalties/overrides	82.46
9/22/2017	47389	Mullinnix LLC	Payment of royalties/overrides	715.56
9/22/2017	47390	Paula Kay Herzog	Payment of royalties/overrides	98.18
9/22/2017	47391	Wesley R. Clark	Payment of royalties/overrides	196.34
9/22/2017	47392	William C. Eiland	Payment of royalties/overrides	392.68
9/22/2017	ACH	PayFlex Systems USA, Inc.	General and administrative expenses	472.62
9/25/2017	ACH	Wyoming Depart of Revenue	Payment of taxes	45,406.20
9/26/2017	ACH	Start Meeting	General and administrative expenses	35.97
9/29/2017	47393	361 Services Inc	General and administrative expenses	4,559.75
9/29/2017	47394	Adam Fenster	Employee expense reimbursement	1,974.07
9/29/2017	47395	Alsco	Field operating expenses	285.91
9/29/2017	47396	Bracewell LLP	Legal and professional fees - Creditor counsel	3,779.00
9/29/2017	47397	C&B Sand & Gravel	Field operating expenses	828.88
9/29/2017	47398	Cassidy Mikesell, D.B.A	Field operating expenses	187.50
9/29/2017	47399	Complete Energy Services, Inc.	Field operating expenses	2,750.00
9/29/2017	47400	Davis Construction	Field operating expenses	892.00
9/29/2017	47401	Faegre Baker Daniels LLP	Legal and professional fees - Creditor counsel	1,014.00
9/29/2017	47402	High Country Search Group	General and administrative expenses	1,512.00
9/29/2017	47403	IBS of Northwestern Colorado	Field operating expenses	694.94
9/29/2017	47404	Office of Natural Resources	Payment of royalties/overrides	960.00
9/29/2017	47405	Ron's Contract Pumping Serv.	Field operating expenses	603.00
9/29/2017	47406	Rosemont WTC Denver	General and administrative expenses	8,229.45
9/29/2017	47407	Skyline Motors Inc.	Field operating expenses	193.49
9/29/2017	47408	Support.com, Inc.	General and administrative expenses	2,111.00
9/29/2017	47409	Tin Boy Garage, LLC	Field operating expenses	1,321.50
9/29/2017	47410	Warren Resources, Inc.	Joint interest billing payment	166,135.30
9/29/2017	47411	Winchester Well Service, Inc.	Field operating expenses	36,716.57
9/29/2017	ACH	Office of Natural Resources	Payment of royalties/overrides	88,140.58
9/8/2017	ACH	CoAdvantage	Payroll 9.8.17	54,382.50
9/22/2017	ACH	CoAdvantage	Payroll 9.22.17	58,647.73

			Total Cash Disbursements - Operating	$1,102,428.86	(1)

			Total Cash Disbursements	$1,102,428.86

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    September 30, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$4,312,972	$10,037,754
Accounts Receivable (from Form 2-E)		1,288,323	1,843,543
Receivable from Officers, Employees, Affiliates		(783,370)	408,716
Inventory		2,292,199	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,735	303,393
	Prepaid expenses and deposits	224,098	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$7,617,957	$15,501,971

Fixed Assets (at cost):
Land		$1,169,094	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,843,825	166,099,098
Total Fixed Assets		168,012,919	167,268,109
Less: Accumulated Depreciation		(122,384,301)	(107,050,551)
Net Fixed Assets		$45,628,618	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$58,723,577	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,006,649	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		229,934	-
Post-petition Taxes Payable (from Form 2-E)		951,894	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	403,818	-
	Other accrued liabilities and expenses	1,124,916	-
Total Post Petition Liabilities		3,717,211	$2,548

Pre Petition Liabilities:
Secured Debt		41,099,202	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,597,610	11,429,928
Total Pre Petition Liabilities		51,808,091	54,482,954

TOTAL LIABILITIES		$55,525,302	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(23,407,635)	-
TOTAL OWNERS' EQUITY		$3,198,275	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$58,723,577	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    September 1, 2017 to September 30, 2017

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$740,743	$16,645,537
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$740,743	$16,645,537

Cost of Goods Sold	859,973	17,516,594

Gross Profit	$(119,230)	$(871,057)

Operating Expenses:
Officer Compensation	$18,462	$820,463
Selling, General and Administrative	53,587	2,179,769
Rents and Leases	8,229	204,556
Depreciation, Depletion and Amortization	670,696	15,333,752
Other (list):	0	0
	0	0

Total Operating Expenses	$750,974	$18,538,540

Operating Income (Loss)	$(870,204)	$(19,409,597)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	67	4,766
Interest Expense	(52,479)	(1,441,126)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(52,412)	$(1,653,482)

Reorganization Expenses
Legal and Professional Fees	$(20,732)	$2,272,604
Other Reorganization Expense	0	71,952

Total Reorganization Expenses	$(20,732)	$2,344,556

Net Income (Loss) Before Income Taxes	$(901,884)	$(23,407,635)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(901,884)	$(23,407,635)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    September 1, 2017 to September 30, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	13,501	(13,501)	$ -
Employee FICA taxes withheld	$ -	4,635	(4,635)	$ -
Employer FICA taxes	$ -	4,766	(4,766)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	1,998	(1,998)	$ -
Local
Personal property taxes	$ 773,021	54,655	(2,543)	$ 825,133
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 125,289	53,034	(51,562)	$ 126,761
			Total unpaid post-petition taxes	$ 951,894
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2018	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	7/6/2018	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	10/1/2017
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	10/1/2017
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	10/1/2017
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    September 1, 2017 to September 30, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				45,341	45,341
Post-petition receivables	1,162,703	550	763	78,965	1,242,981
Total	1,162,703	550	763	124,307	1,288,323

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	343,863	235,612	2,675	424,499	1,006,649
Other Payables
Total	343,863	235,612	2,675	424,499	1,006,649

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		($6,063)	($6,167)		$106,483
Counsel for Unsecured
Creditors' Committee		$1,200			$61,384
Trustee's Counsel
Accountant		$17,000			$21,625
Creditor Counsel	$190,286	($13,699)	($4,793)		$9,852
Creditor Advisors		($2,184)	($10,928)		$24,041
Other:					$6,549
Total	$190,286	($3,746)	($21,888)		$229,934
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 9/8, 9/22		18,462
Adam Fenster	Chief Financial Officer		Employee expense reimbursement		1,974
Brent Hathaway	Director		Board of Directors' fees		7,500
Roy Cohee	Director		Board of Directors' fees		7,500
Taylor Simonton	Director		Board of Directors' fees		7,500

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           September 30, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$857,879
February	2017		$ 997,200
March	2017		$ 1,118,447

TOTAL 1st Quarter			$ 2,973,527	$ 9,750	46740	April 20, 2017

April	2017		$ 1,287,849
May	2017		$ 713,750
June	2017		$ 1,664,908

TOTAL 2nd Quarter			$ 3,666,507	$ 10,400	47067	July 20, 2017

July	2017		$ 867,559
August	2017		$ 863,547
September	2017		$ 1,102,429

TOTAL 3rd Quarter			$ 2,833,535	$ 9,750	47477	October 20, 2017

October	2017
November	2017
December	2017

TOTAL 4th Quarter

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$325		$1,000,000 to $1,999,999....................		$6,500
$15,000 to $74,999.............		$650		$2,000,000 to $2,999,999...................		$9,750
$75,000 to $149,999.............		$975		$3,000,000 to $4,999,999.....................		$10,400
$150,000 to $224,999.........		$1,625		$5,000,000 to $14,999,999 …….		$13,000
$225,000 to $299,999..........		$1,950		$15,000,000 to $29,999,999….		$20,000
$300,000 to $999,999.........................		$4,875		$30,000,000 or more		$30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    September 30, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from September 1st through September 30th, the Debtor recorded certain adjustments related to gathering and transportation charges for its interests in the Spyglass Hill Unit. These adjustments totaled approximately $160,000 and related both to charges previously allocated to certain overriding royalty interest holders and to reflect overall gathering and transportation expense on a cumulative basis. There were no other material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

At the end of September, the lead bidder for the joint properties of Debtor and Warren withdrew its bid, leaving the Debtor and Warren with no “stalking horse.” Accordingly, the Debtor, the secured lenders and Warren Resources commenced discussion on whether to proceed with a different sale structure or proceed along another path.

Subsequent to September 30, 2017, the Debtor, the secured lenders and Warren Resources determined to conduct a minimum bid auction for the sale of the joint Atlantic Rim coalbed methane properties in November 2017. Debtor will be filing any related sale documents with the Court accordingly.

Rev. 1/15/14